UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2018

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of that certain Agreement and Plan of Reorganization and Merger, dated as of December 18, 2017 (the “Merger Agreement”), by and between First Foundation Inc. (the “Company”) and PBB Bancorp (“PBB”), the Company agreed to take all action necessary to appoint or elect as a director of the Company, effective as of the effective time of the merger of PBB with and into the Company (the “Effective Time”), one individual who had served as a director of PBB immediately prior to the Effective Time, with such individual to be mutually agreed upon by the Company and PBB.  On May 29, 2018, the Board of Directors of the Company appointed David G. Lake to serve as such director of the Company, effective as of the Effective Time. Mr. Lake was also appointed to serve as a member of the Board of Directors of the Company’s wholly-owned subsidiary, First Foundation Bank. Mr. Lake’s initial term will expire on the date of the Company’s 2018 Annual Meeting of Stockholders.

In connection with Mr. Lake’s appointment to the Board of Directors, Mr. Lake will receive the standard compensation received by non-employee directors, which compensation was last described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 26, 2017, and is incorporated herein by reference. The Company will also enter into its standard form of indemnification agreement with Mr. Lake.

Item 8.01	Other Events

On June 1, 2018, the Company announced that it has completed its acquisition of PBB and its wholly-owned subsidiary, Premier Business Bank, effective as of June 1, 2018.

A copy of the press release announcing the consummation of the acquisition is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated June 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: June 1, 2018	By:	/s/ JOHN M. MICHEL
John M. Michel Executive Vice President & Chief Financial Officer